Summary Prospectus

Bitwise Ethereum Strategy ETF

(NYSE Arca—AETH)

 May 1, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.aethetf.com. You can also get this information at no cost by calling (866) 880-7228 or by sending an email request to investors@bitwiseinvestments.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2024, are incorporated by reference into this summary prospectus.

Bitwise Ethereum Strategy ETF

Investment Objective

The Fund seeks to provide investors with capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.67%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	1.57%
Fee Waiver/Expense Reimbursement(1)	(0.67)%
Total Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	0.90%

(1)	The Fund’s investment adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 0.85% of average daily net assets until October 2, 2025.

(2)	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. This example assumes that the fee waiver and expense agreement described will be terminated following October 2, 2025. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

Year 1	Year 3	Year 5	Year 10
$92	$430	$792	$1,811

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period September 29, 2023 (commencement of operations) through December 31, 2023, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through managed exposure to ether futures contracts (“Ether Futures Contracts”) and investments in short-term debt securities. The Fund does not invest directly in ether. Bitwise Investment Manager, LLC serves as the Fund’s investment adviser (“BIM” or the “Adviser”).

The Fund generally seeks to invest in cash-settled, front-month Ether Futures Contracts. The Fund may also invest in back-month, cash-settled Ether Futures Contracts. Front-month Ether Futures Contracts are those contracts with the shortest time to maturity. Back-month Ether Futures Contracts are those with longer times to maturity.

Ether Futures Contracts are standardized, cash-settled futures contracts traded on commodity exchanges registered with the CFTC that use ether as the reference asset. Currently, the only such contracts the Fund will hold are those traded on, or subject to the rules of, the Chicago Mercantile Exchange (“CME”). In general, a futures contract is a legal agreement to buy or sell a standardized asset on a specific date or during a specific month that is facilitated through a futures exchange, such as the CME. When a futures contract reaches its expiration, the holder of a futures contract (such as the Fund) must sell that futures contract and replace them with new futures contracts with a later expiration date. This is called “rolling.” Ether Futures Contracts are cash settled on their expiration date, unless they are “rolled” prior to expiration. The Fund intends to “roll” its futures positions in the week prior to expiration and will typically roll to the next available contract (i.e., the contract with the next upcoming expiration date). However, the Fund is not required to roll the contracts at any specific time and the Adviser may roll the contracts at any time of its choosing, depending upon prevailing market conditions and other factors. The Fund’s regular purchases and sales of individual Ether Futures Contracts throughout the year may cause the Fund to experience higher than normal portfolio turnover.

Before an Ether Futures Contract’s expiration, it may trade at a value that is higher or lower than the spot price of ether. When an Ether Futures Contract is trading at a price that is greater than the spot price of ether, the market is said to be in “contango.” If the Ether Futures Contract is trading at a price that is lower than the spot price of ether, the market is said to be in “backwardation.” As the time to expiry of the Ether Futures Contract decreases, the price will trend towards the spot price of ether. When an Ether Futures Contract is in contango, this will cause the return of the contract to underperform the spot price of ether. When an Ether Futures Contract is in backwardation, this will cause the return of the contract to overperform the spot price of ether. The performance of Ether Futures Contracts and ether may not be precisely correlated, over short or long periods of time. To the extent the Fund has investments in back-month Ether Futures Contracts, the Fund’s performance can be expected to be less correlated with the price of ether than if it held front-month Ether Futures Contracts.

The Fund invests in Ether Futures Contracts exclusively through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund does not invest directly in Ether Futures Contracts. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to the Ether Futures Contracts markets in accordance with applicable rules and regulations. The Subsidiary and the Fund have the same investment adviser and investment objective. The Subsidiary follows the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, Bitwise Investment Manager, LLC, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means it has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. The Fund does not invest in, or seek direct exposure to, the current “spot” or cash price of ether. Investors seeking direct exposure to the price of ether should consider an investment other than the Fund.

While the Fund intends to achieve its investment objective primarily through its investment in Ether Futures Contracts, the Fund expects to invest its remaining assets (up to 75%) in any one or more of the following to provide liquidity, serve as margin or collateralize the Fund’s investments in Ether Futures Contracts: U.S. Treasuries, other U.S. government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities), municipal debt securities, Treasury inflation protected securities (“TIPS”), sovereign debt obligations of non-U.S. countries and repurchase agreements. Due to the high margin requirements that are unique to Ether Futures Contracts and certain tests that must be met in order to qualify as a RIC, the Fund may also utilize reverse repurchase agreements during certain times of the year to help maintain the desired level of exposure to Ether Futures Contracts.

Additional Information on Ether

Ether is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Ethereum network, a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Ethereum network, the infrastructure of which is collectively maintained by a decentralized user base. The Ethereum network allows people to exchange tokens of value, called “Ether” or “ETH”, which are recorded on a public transaction ledger known as a blockchain. Ether can be used to pay for goods and services, including computational power on the Ethereum network, or it can be converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading platforms or in individual end-user-to-end-user transactions under a barter system. Furthermore, the Ethereum network also allows users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than ether on the Ethereum network. Smart contract operations are executed on the Ethereum blockchain in exchange for payment of ether. The Ethereum network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

The Ethereum network is decentralized in that it does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of ether. Rather, following the initial distribution of ether, ether is created, burned and allocated by the Ethereum network protocol through a process that is currently subject to an issuance and burn rate. Among other things, ether is used to pay for transaction fees and computational services (i.e., smart contracts) on the Ethereum network; users of the Ethereum network pay for the computational power of the machines executing the requested operations with ether. Requiring payment in ether on the Ethereum network incentivizes developers to write quality applications and increases the efficiency of the Ethereum network because wasteful code costs more. It also ensures that the Ethereum network remains economically viable by compensating people for their contributed computational resources. Unlike other digital assets, such as bitcoin, which are solely created through a progressive mining process, 72.0 million ether or “ETH” were created in connection with the launch of the Ethereum network. The Ether Futures Contracts held by the Fund are cash settled based upon the CME CF Ether-Dollar Reference Rate. The CME CF Ether-Dollar Reference Rate aggregates ether U.S. dollar transactions on certain major digital asset trading venues and is calculated using volume-weighted trading price data from those digital asset trading venues.

In 2014, the Ethereum Foundation - a Swiss non-profit organization - conducted an initial coin offering (ICO) for ether, raising $18.3 million. Based on its most recent disclosure, as of March 31, 2022, the Ethereum Foundation had $1.6 billion in assets, including $1.3 billion in crypto asset holdings, of which 99.1% was in ether. The Ethereum Foundation stated that this represented 0.297% of total ether supply. The Ethereum Foundation is dedicated to the development of the Ethereum blockchain, and supports its growth by funding developers, projects, and teams that it believes will help the Ethereum blockchain and its surrounding ecosystem thrive.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Ether and Ether Futures Contracts are relatively new investments. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund. The performance of Ether Futures Contracts and therefore the performance of the Fund may differ significantly from the performance of ether.

Ether Futures Contracts Risk. The market for Ether Futures Contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the market for Ether Futures Contracts has grown substantially since Ether Futures Contracts commenced trading, there can be no assurance that this growth will continue. The price for Ether Futures Contracts is based on a number of factors, including the supply of and the demand for Ether Futures Contracts. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Ether Futures Contracts. Additionally, due to the high margin requirements that are unique to Ether Futures Contracts, the Fund may experience difficulty maintaining the desired level of exposure to Ether Futures Contracts. If the Fund is unable to achieve such exposure it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Ether Futures Contracts may be considered aggressive and may expose the Fund to significant risks. These risks include counterparty risk and liquidity risk.

Investment Strategy Risk. The Fund invests in Ether Futures Contracts. The Fund does not invest directly in or hold ether. As a result, the price of Ether Futures Contracts should be expected to differ from the current cash price of ether, which is sometimes referred to as the “spot” price of ether. Consequently, the performance of the Fund should be expected to perform differently from the spot price of ether. These differences could be significant.

Market and Volatility Risk. The prices of ether and Ether Futures Contracts have historically been highly volatile. The value of ether has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The value of the Fund’s investments in Ether Futures Contracts – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.

Liquidity Risk. The market for Ether Futures Contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of Ether Futures Contracts, which could decrease the correlation between the performance of Ether Futures Contracts and the “spot” price of ether.

Ether Risk. Ether is a relatively new innovation and the market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum network or the acceptance of ether may adversely affect the price of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which ether trades. The Ethereum blockchain, including the smart contracts running on the Ethereum blockchain, may contain flaws that can be exploited by hackers. A significant portion of ether is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of ether.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and the digital asset trading venues on which it trades are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Ethereum network or restrict the use of ether. The Fund may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which ether trades. Such actions could significantly reduce the number of venues upon which ether trades and could negatively impact the Ether Futures Contracts held by the Fund that reference the price of ether. In addition, digital asset trading venues, ether validators and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Ethereum network. The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether, Ether Futures Contracts, and Shares of the Fund. Such occurrences could also impair the Fund’s ability to meet its investment objective pursuant to its investment strategy.

There is regulatory uncertainty regarding the status of ether under the federal and state securities laws. While the CFTC has classified ether as a commodity and approved the listing of Ether Futures Contracts on a commodity exchange regulated by the CFTC, it is possible that in the future a court could determine that ether is a security. The impact of such a determination on the Ether Futures Contracts held by the Fund is difficult to predict. However, it may significantly negatively impact the value of the Fund and/or hamper the ability of the Adviser to meet the Fund’s investment objective pursuant to its current investment strategy, especially if the Ether Futures Contracts were delisted or the volume with which such contracts were traded was significantly reduced.

The Ethereum network is maintained and secured by a group of validators who post (or “stake”) ether to the network, and then work to validate transactions and finalize settlement on the blockchain. The staked ether works like collateral to ensure that the validators act honestly and provide a high quality of service; if they fail, the network can seize (or “slash”) the staked ether. The decentralized nature of the Ethereum blockchain makes it vulnerable to certain types of attacks if there is a significant concentration in the ownership or control of the total amount of staked ether. For example, if a malicious actor (or group of actors) controlled 33% of the total staked ether, even temporarily, they would have the ability to prevent the Ethereum blockchain from finalizing transactions. Although the blockchain has certain protections in place that may allow it to restore the ability to finalize transactions over time, any failure to finalize transactions – whether temporary or ongoing – could significantly impact the value of ether, and thereby of the Ether Futures Contracts owned by the Fund. Additionally, if a malicious actor (or group of actors) were to gain control of more than 50% of all staked ether, even temporarily, that actor (or group of actors) would be able to censor transactions, double-spend ether in certain situations, and re-order recently added blocks to extract value from arbitrage. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of all staked ether, such an attack would significantly impact the value of ether, and thereby of the Ether Futures Contracts owned by the Fund. Finally, if a malicious actor (or group of actors) were to gain control of more than 66% of all staked ether, even temporarily, they would have additional and significant powers, including the ability to do long-range reorganizations of the blockchain’s history, double-spend ether in many situations, and censor transactions, as the Ethereum blockchain’s protocol grants a supermajority (i.e. 66% or more) of staked ether the ability to reverse finality on the blockchain without having their staked ether slashed. Although it may be challenging for a malicious actor (or group of actors) to gain control of 66% of all staked ether, such an attack would significantly impact the value of ether, and thereby of the Ether Futures Contracts owned by the Fund.

A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Ethereum protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and validators adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, in June 2016, the Ethereum community faced a divisive choice: whether to reverse a large hack (theft) of ether from a third-party project called “The DAO,” a decentralized autonomous organization that was designed to act as a decentralized, investor-directed venture capital firm operating in the Ethereum ecosystem. While the hack didn’t directly impact the Ethereum protocol itself, it harmed trust in the ecosystem. The majority of the ecosystem chose to reverse the hacked transactions and return the stolen ether to its original holders, while a minority believed that reversing the transactions was the incorrect course. This led to a hard fork in the Ethereum blockchain, with the smaller of the two communities taking the name Ethereum Classic and running a separate blockchain with its own native crypto asset. Additional forks of the Ethereum blockchains are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Ethereum blockchains, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of ether, and thereby of the Ether Futures Contracts held by the Fund.

While the Ethereum blockchain has, to date, been one of the most successful blockchains as measured by market capitalization, daily active users, or hosted applications, there is no guarantee that it will maintain this leadership position in the future. Over the years, developers have created multiple competing public blockchains that, similar to the Ethereum blockchain, are designed to support the development, deployment and operation of smart contracts. Many of these competing blockchains have certain technical advantages as compared to the Ethereum blockchain, including faster processing and settlement times, higher throughput and lower fees. The Ethereum blockchain has, during multiple moments in its history, become “congested,” meaning that the blockchain could not rapidly process all of the transactions that had been proposed by users. This has led to slow processing times, delayed settlement, and significant spikes in the fees paid to have transactions processed. It is possible that existing and/or new blockchains may be able to take users, investment and future growth away from the Ethereum blockchain by offering greater throughput or other advantageous features. If these blockchains are successful, it could harm the price of ether, and thereby, of the Ether Futures Contracts held by the Fund. In addition, one way that the Ethereum ecosystem has attempted to address the issue of throughput (also called “scalability”) is by the development of “Layer 2” scaling solutions. Layer 2 scaling solutions are separate blockchains built on top of “Layer 1” blockchains like Ethereum for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and/or faster settlement times. Layer 2 solutions are commonly considered the primary way that the Ethereum network is expected to scale in the future. Layer 2 blockchains introduce certain risks into the Ethereum ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Ethereum ecosystem, which could negatively impact the price of ether. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Ethereum blockchain itself, which could negatively impact the price of ether. Any developments with Layer 2 blockchains that negatively impact the price of ether will negatively impact the value of Ether Futures Contracts held by the Fund.

Ether Futures Contracts Capacity Risk. If the Fund’s ability to obtain exposure to Ether Futures Contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the Ether Futures Contracts market, a disruption to the Ether Futures Contracts market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses.

Any disruption in the Fund’s ability to obtain exposure to Ether Futures Contracts will cause the Fund’s performance to deviate from the performance of Ether Futures Contracts, and consequently, ether. Additionally, the ability of the Fund to obtain exposure to Ether Futures Contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see “Tax Risk.”

Cost of Futures Investment Risk. When an Ether Futures Contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell the Ether Futures Contract and use the proceeds to buy an Ether Futures Contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling futures contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Ether Futures Contracts have historically experienced extended periods of contango. Contango in the Ether Futures Contracts market may have a significant adverse impact on the performance of the Fund and may cause Ether Futures Contracts, and the Fund, to underperform the spot price of ether. Both contango and backwardation would reduce the Fund’s correlation to the spot price of ether and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Ether Futures Contracts.

Active Management Risk. The Fund is actively-managed and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Active Market Risk. Although Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Borrowing Risk. The Fund may borrow for investment purposes using reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause a Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable have its orders for Ether Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of ether and may result in the proportion of Ether Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Commodity Regulatory Risk. The Fund’s use of commodities futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide exposure to ether.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Cybersecurity Risk. The Fund is susceptible to operational risks due to breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks due to efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or the issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Digital Asset Industry Risk. The digital asset industry is a new, speculative, and still-developing industry that faces many risks. In this emerging environment, events that are not directly related to the security or utility of the Ethereum blockchain can nonetheless precipitate a significant decline in the price of ether. For instance, in May 2022, the collapse of the algorithmic stablecoin TerraUSD and its paired crypto asset LUNA destroyed an estimated $60 billion in value in the crypto ecosystem. Although TerraUSD and LUNA operated on their own blockchain (the “Terra” blockchain), the events nonetheless contributed to a sharp decline in the price of ether, which fell 30% from May 1, 2022 to May 31, 2022. As another example, in November 2022, FTX Trading Ltd. – an offshore digital asset trading venue specializing in crypto derivatives – collapsed and filed for bankruptcy. While a small fraction of total global trading volume in ether and related derivatives took place on FTX-related venues, the company's collapse nonetheless contributed to a significant decline in the price of ether, which fell 18% in November 2022. Additional instability, failures, bankruptcies or other negative events in the digital asset industry, including events that are not necessarily related to the security or utility of the Ethereum blockchain, could similarly negatively impact the price of ether, and thereby the Ether Futures Contracts held by the Fund.

Digital Asset Regulatory Risk. Digital asset markets in the U.S. exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments could significantly harm the value of Ether Futures Contracts or the Fund’s Shares, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of ether, validating or mining activity, digital wallets, the provision of services related to trading and custodying digital assets, the operation of the Ethereum network, or the digital asset markets generally. Such occurrences could also impair the Fund’s ability to meet its investment objective pursuant to its investment strategy.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling Ether Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Legislation and Litigation Risk. Legislation or litigation that affects the value of assets or securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain assets or securities in which the Fund invests. In addition, litigation regarding any of the assets or securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Leverage Risk. The Fund seeks to achieve and maintain the exposure to the spot price of ether by using leverage inherent in futures contracts. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Futures trading involves a degree of leverage and as a result, a relatively small price movement in futures instruments may result in immediate and substantial losses to the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Risk. The prices of ether and Ether Futures Contracts have historically been highly volatile. The value of the Fund’s investments in Ether Futures Contracts and other instruments that provide exposure to ether and Ether Futures Contracts – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.

Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund.

Mortgage-Backed Securities Risk. Mortgage-backed securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-backed securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.

Municipal Securities Risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. In addition, income from municipal securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal securities.

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund Shares may be more volatile than the values of shares of more diversified funds.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve both counterparty risk and the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase agreements involve leverage risk; the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

Sovereign Debt Securities Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. Investments in such securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt. Such delays or refusals may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s Shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Fund Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each quarter. The investment strategy of the Fund may cause the Fund to hold more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Ether Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Ether Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

TIPS Risk. Inflation-indexed debt securities, such as TIPS, are subject to the same risks as other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. Although the holders of TIPS receive no less than the par value of the security at maturity, if the Fund purchases TIPS in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, the Fund may receive at maturity less than it invested and incur a loss.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance

Because the Fund has does not have performance history for a full calendar year, no performance information is presented for the Fund at this time. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost on the Fund’s website at https://www.aethetf.com.

Management

Investment Adviser: Bitwise Investment Manager, LLC

Portfolio Managers: Jennifer Thornton, Portfolio Manager at Bitwise Investment Manager, LLC and Daniela Padilla, Associate Portfolio Manager at Bitwise Investment Manager, LLC, are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Ms. Thornton and Ms. Padilla have served as portfolio managers since the Fund’s inception in September 2023.

Purchase and Sale of Fund Shares

The Fund issues (or redeems) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www. aethetf.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.